Kemper Equity Funds/Growth Style

Kemper Value+Growth Fund

Supplement to Prospectus Dated February 1, 2001

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The following disclosure is added to "The Fund's Investment Strategy" section on page 33 of the prospectus:

Proposed Changes to the Fund's Investment Strategy

The fund's Board has approved, subject to shareholder approval currently scheduled for May 2001, a change in the fund's sub-classification under the Investment Company Act of 1940, as amended (the "1940 Act"), from a "diversified" company to a "non-diversified" company. As a result of this change, the fund will no longer be required to comply with the diversification requirements of the 1940 Act, thus allowing it to invest a greater percentage of its assets in a smaller number of issuers. This change is currently scheduled to become effective on or about June 11, 2001.

The following disclosure is added to the "Who Manages and Oversees the Funds -- The investment advisor" section on page 37 of the prospectus:

For Kemper Value+Growth Fund, the Board of Trustees has approved, subject to shareholder approval currently scheduled for May 2001, a new subadvisory agreement between Zurich Scudder Investments, Inc. and Jennison Associates LLC. Jennison is a wholly-owned subsidiary of Prudential Investment Corporation. Jennison was founded in 1969 and has served as an investment advisor to registered investment companies since 1990. As of December 31, 2000, Jennison managed approximately $80.9 billion on behalf of its clients. If the subadvisory agreement with Jennison is approved by shareholders, Jennison will subadvise the growth style portion of the fund and receive a fee paid by Zurich Scudder at an annual rate based on the combined average daily net assets of the fund and Kemper Value+Growth Portfolio, a series of Kemper Variable Series (another fund advised by Zurich Scudder), allocated to it for management. This change is currently scheduled to become effective on or about June 11, 2001.

February 20, 2001